--------------------------------------------------------------------------------
                              P R O S P E C T U S
 -----------------------------------------------------------------------------

                     MORGAN STANLEY AGGRESSIVE EQUITY FUND
                       MORGAN STANLEY AMERICAN VALUE FUND
                       MORGAN STANLEY EQUITY GROWTH FUND
                       MORGAN STANLEY MID CAP GROWTH FUND
                      MORGAN STANLEY U.S. REAL ESTATE FUND
                           MORGAN STANLEY VALUE FUND
                               PORTFOLIOS OF THE
                           MORGAN STANLEY FUND, INC.

                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141
                      FOR INFORMATION CALL 1-800-282-4404
                               ------------------

    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-two diversified and non-diversified investment portfolios (each a "Fund," and together, the "Funds"). This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the six Funds listed above. The Company is designed to make available to retail investors the expertise of Van Kampen American Capital Investment Advisory Corp., the adviser (the "Adviser") and administrator (the "Administrator") and its affiliates, Morgan Stanley Asset Management Inc., a sub-adviser (a "Sub-Adviser") and Miller Andersen & Sherrerd, LLP, a sub-adviser (a "Sub-Adviser") to the Funds. Shares are available through Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor"), and through investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers").

    This Prospectus is designed to set forth concisely the information about the Funds that a prospective investor should know before investing and it should be retained for future reference. The Company offers other Funds which are described in other prospectuses and under "Prospectus Summary" below. The Company currently offers the following Funds: (i) GLOBAL AND INTERNATIONAL EQUITY -- Morgan Stanley Asian Growth, Morgan Stanley Emerging Markets, Morgan Stanley Global Equity, Morgan Stanley Global Equity Allocation, Morgan Stanley International Magnum and Morgan Stanley Latin American Funds; (ii) U.S. EQUITY -- Morgan Stanley Aggressive Equity, Morgan Stanley American Value, Morgan Stanley Equity Growth, Morgan Stanley Mid Cap Growth, Morgan Stanley U.S. Real Estate and Morgan Stanley Value Funds; (iii) GLOBAL FIXED INCOME -- Morgan Stanley Emerging Markets Debt, Morgan Stanley Global Fixed Income, Morgan Stanley High Yield and Morgan Stanley Worldwide High Income Funds; and (iv) MONEY MARKET -- Morgan Stanley Government Obligations Money Market and Morgan Stanley Money Market Funds. Additional information about the Company is contained in a "Statement of Additional Information," dated January 2, 1997, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other Funds are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.

    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              THE DATE OF THIS PROSPECTUS IS DATED JANUARY 2, 1997
                     AS SUPPLEMENTED THROUGH JULY 7, 1997.

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:

                                  AGGRESSIVE    AMERICAN      EQUITY       MID CAP     U.S. REAL
SHAREHOLDER TRANSACTION EXPENSES  EQUITY FUND  VALUE FUND   GROWTH FUND  GROWTH FUND  ESTATE FUND  VALUE FUND
--------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)
    Class A.....................   5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None
Maximum Deferred Sales Load (as
 a percentage of the lesser of
 initial purchase price or
 current market value)
    Class A
      For Purchases up to
        $999,999................     None         None         None         None         None         None
      For Purchases of
        $1,000,000 or more......   1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)
    Class B.....................   5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)
    Class C.....................   1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)
Maximum Sales Load Imposed on
 Reinvested Dividends
    Class A.....................     None         None         None         None         None         None
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None
Redemption Fees
    Class A.....................     None         None         None         None         None         None
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None
Exchange Fees
    Class A.....................     None         None         None         None         None         None
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None

------------------

(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load.

(2) Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Funds, aggregate to $1 million or more are not subject to a sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Any such CDSC will be paid to the Distributor. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."

(3) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds listed above are subject to a maximum CDSC of 5.00% which decreases in steps to 0% after five years. See "Purchase of Class B Shares." Any such CDSC will be paid to the Distributor.

(4) Purchases of Class C shares of the Funds listed above are subject to a CDSC of 1.00% for redemptions made within one year of purchase. Any such CDSC will be paid to the Distributor.

ANNUAL FUND OPERATING EXPENSES              AGGRESSIVE    AMERICAN     EQUITY       MID CAP     U.S. REAL
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     EQUITY FUND  VALUE FUND  GROWTH FUND  GROWTH FUND  ESTATE FUND  VALUE FUND
                                            -----------  ----------  -----------  -----------  -----------  ----------
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (5)
    Class A...............................     0.50%       0.54%        0.68%        0.67%        0.70%       0.74%
    Class B...............................     0.50%       0.54%        0.68%        0.67%        0.70%       0.74%
    Class C...............................     0.50%       0.54%        0.68%        0.67%        0.70%       0.74%
12b-1/Service Fees
    Class A (6)...........................     0.25%       0.25%        0.25%        0.25%        0.25%       0.25%
    Class B (6)...........................     1.00%       1.00%        1.00%        1.00%        1.00%       1.00%
    Class C (6)...........................     1.00%       1.00%        1.00%        1.00%        1.00%       1.00%
Other Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A...............................     0.75%       0.71%        0.47%        0.48%        0.60%       0.46%
    Class B...............................     0.75%       0.71%        0.47%        0.48%        0.60%       0.46%
    Class C...............................     0.75%       0.71%        0.47%        0.48%        0.60%       0.46%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A...............................     1.50%       1.50%        1.40%        1.40%        1.55%       1.45%
    Class B...............................     2.25%       2.25%        2.15%        2.15%        2.30%       2.20%
    Class C...............................     2.25%       2.25%        2.15%        2.15%        2.30%       2.20%

------------------
(5) The Adviser has agreed to waive its advisory fees and/or to reimburse expenses of the Funds listed above, if necessary, if such fees would cause the total annual operating expenses of the Funds, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. The following sets forth, for each such Fund, investment advisory fees and expected total operating expenses absent fee waivers and/or expense reimbursements.

                                            AGGRESSIVE    AMERICAN     EQUITY       MID CAP     U.S. REAL
                                            EQUITY FUND  VALUE FUND  GROWTH FUND  GROWTH FUND  ESTATE FUND  VALUE FUND
                                            -----------  ----------  -----------  -----------  -----------  ----------
Investment Advisory Fees
    (All Classes).........................     0.90%       0.85%        0.70%        0.75%        1.00%       0.80%
Total Operating Expenses
    Class A...............................     1.90%       1.81%        1.42%        1.48%        1.85%       1.51%
    Class B...............................     2.65%       2.61%        2.17%        2.23%        2.60%       2.26%
    Class C...............................     2.65%       2.58%        2.17%        2.23%        2.60%       2.26%

    The Adviser reserves the right to terminate any of its fee waivers and/or reimbursements at any time in its sole discretion. For further information on Fund expenses, see "Management of the Company."
(6) Of the 12b-1/service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee.

    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in any of the Funds listed above will bear directly or indirectly. The expenses and fees for the American Value Fund are based on actual figures for the period ended June 30, 1996. The expenses and fees for the Aggressive Equity, Equity Growth, Mid Cap Growth, U.S. Real Estate and Value Funds are based on estimates. For purposes of calculating the estimated expenses and fees set forth above, the table assumes that each Fund's average daily net assets will be $50,000,000. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period as indicated, in (i) Class A shares of each listed Fund, including the maximum 5.75% sales charge, (ii) Class B shares of each such Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each such Fund, which have a CDSC, but no initial sales charge.

                                            AGGRESSIVE     AMERICAN      EQUITY        MID CAP      U.S. REAL
                                            EQUITY FUND   VALUE FUND   GROWTH FUND   GROWTH FUND   ESTATE FUND   VALUE FUND
                                            -----------   ----------   -----------   -----------   -----------   ----------
Class A shares
 (If it is assumed there are no
 redemptions, the expenses are the same.)
    1 Year................................   $   72(1)    $   72(1)     $   71(1)     $   71(1)     $   72(1)    $   71(1)
    3 Years...............................      102          102            99            99           104          101
    5 Years...............................     *             135          *             *             *            *
    10 Years..............................     *             226          *             *             *            *
Class B shares
 (Assuming complete redemption at end of
 period)
    1 Year................................       73           73            72            72            73           72
    3 Years...............................      100          100            97            97           102           99
    5 Years...............................     *             135          *             *             *            *
    10 Years (2)..........................     *             241          *             *             *            *
 (Assuming no redemption)
    1 Year................................       23           23            22            22            23           22
    3 Years...............................       70           70            67            67            72           69
    5 Years...............................     *             120          *             *             *            *
    10 Years (2)..........................     *             241          *             *             *            *
Class C shares
 (Assuming complete redemption immediately
 prior to the end of period)
    1 Year................................       33           33            32            32            33           32
    3 Years...............................       70           70            67            67            72           69
    5 Years...............................     *             120          *             *             *            *
    10 Years..............................     *             258          *             *             *            *
 (Assuming no redemption)
    1 Year................................       23           23            22            22            23           22
    3 Years...............................       70           70            67            67            72           69
    5 Years...............................     *             120          *             *             *            *
    10 Years..............................     *             258          *             *             *            *

------------------
 * Because the Aggressive Equity, Equity Growth, Mid Cap Growth, U.S. Real Estate and Value Funds were either not operational or had just recently become operational as of the date of this Prospectus, the Company has not projected expenses beyond the three-year period shown.
(1) Certain large purchases may be subject to a reduced sales load. Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investment in Class A shares of the Funds, aggregate $1 million or more are not subject to a sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase.
(2) Class B shares automatically convert to Class A shares after eight years. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR
FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

                              FINANCIAL HIGHLIGHTS

    The following tables provide financial highlights for the Class A, Class B and Class C shares of the Aggressive Equity, American Value and U.S. Real Estate Funds for each of the respective periods presented. The audited financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1996 Annual Report to Shareholders. The financial statements are included in the Company's Statement of Additional Information. The foregoing Funds' financial highlights for each of the periods presented have been audited by Price Waterhouse LLP, whose report thereon (which was unqualified) is also included in the Statement of Additional Information. Additional performance information about the Company is contained in the Annual Report. The Annual Report and the financial statements contained therein, along with the Statement of Additional Information, are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto. Financial highlights are not presented for the Equity Growth, Mid Cap Growth and Value Funds because they had not commenced operations as of June 30, 1996.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             AGGRESSIVE EQUITY FUND

                                                            CLASS A                   CLASS B                   CLASS C
                                                      -------------------       -------------------       -------------------
                                                       JANUARY 2, 1996*          JANUARY 2, 1996*          JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS                     TO JUNE 30, 1996          TO JUNE 30, 1996          TO JUNE 30, 1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............         $          12.00          $          12.00          $          12.00
                                                                   ------                    ------                    ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.........................                     0.06                      0.03                      0.03
  Net Realized and Unrealized Gain..............                     2.40                      2.39                      2.38
                                                                   ------                    ------                    ------
  Total From Investment Operations..............                     2.46                      2.42                      2.41
                                                                   ------                    ------                    ------
DISTRIBUTIONS
  Net Investment Income.........................                    (0.06)                    (0.04)                    (0.04)
                                                                   ------                    ------                    ------
NET ASSET VALUE, END OF PERIOD..................         $          14.40          $          14.38          $          14.37
                                                                   ------                    ------                    ------
                                                                   ------                    ------                    ------
TOTAL RETURN (1)................................                    20.52%                    20.18%                    20.10%
                                                                   ------                    ------                    ------
                                                                   ------                    ------                    ------
RATIOS AND SUPPLEMENTAL DATA....................
Net Assets, End of Period (000s)................         $          5,382          $          2,426          $          2,582
Ratio of Expenses to Average Net Assets (2).....                     2.03%**                   2.67%**                   2.67%**
Ratio of Net Investment Income to Average Net
 Assets (2).....................................                     1.22%**                   0.43%**                   0.44%**
Portfolio Turnover Rate.........................                      204%                      204%                      204%
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income....         $           0.06          $           0.07          $           0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets................                     3.26%**                   3.79%**                   3.80%**
  Net Investment Income (Loss) to Average Net
    Assets......................................                    (0.01)%**                 (0.69)%**                 (0.69)%**
Ratio of Expenses to Average Net Assets
 Excluding Dividend
  Expense on Securities Sold Short..............                     1.50%**                   2.25%**                   2.25%**
-----------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations

 ** Annualized

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of .90% of the average daily net assets of Aggressive Equity Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Aggressive Equity Fund to the extent that total operating expenses of the Fund, excluding dividend expense of securities sold short, exceed 1.50% of the average daily net assets relating to the Class A shares and 2.25% of the average daily net assets relating to the Class B and Class C shares. For the fiscal period ended June 30, 1996, the Fund's prior investment adviser, MSAM, waived advisory fees and/or reimbursed expenses totaling approximately $41,000 for the Aggressive Equity Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                              AMERICAN VALUE FUND

                                                CLASS A                     CLASS B+                     CLASS C
                                ---------------------------------------    ----------    ---------------------------------------
                                 OCTOBER                                   AUGUST 1,      OCTOBER
                                18, 1993*     YEAR ENDED     YEAR ENDED       1995       18, 1993*     YEAR ENDED     YEAR ENDED
SELECTED PER SHARE DATA AND      TO JUNE       JUNE 30,       JUNE 30,      TO JUNE       TO JUNE       JUNE 30,       JUNE 30,
RATIOS                           30, 1994        1995           1996        30, 1996      30, 1994        1995           1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................    $  12.00      $   11.70      $  12.89      $  13.37      $  12.00      $   11.69      $  12.89
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income.......        0.17           0.27          0.27          0.15          0.11           0.17          0.16
  Net Realized and Unrealized
    Gain (Loss)...............       (0.30)          1.44          1.94          1.46         (0.31)          1.44          1.94
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
  Total from Investment
    Operations................       (0.13)          1.71          2.21          1.61         (0.20)          1.61          2.10
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
DISTRIBUTIONS
  Net Investment Income.......       (0.17)         (0.28)        (0.27)        (0.15)        (0.11)         (0.17)        (0.15)
  In Excess of Net Investment
    Income....................          --             --         (0.01)        (0.01)           --             --         (0.01)
  Net Realized Gain...........          --          (0.24)        (0.19)        (0.19)           --          (0.24)        (0.19)
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
  Total Distributions.........       (0.17)         (0.52)        (0.47)        (0.35)        (0.11)         (0.41)        (0.35)
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
NET ASSET VALUE, END OF
 PERIOD.......................    $  11.70      $   12.89      $  14.63      $  14.63      $  11.69      $   12.89      $  14.64
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
TOTAL RETURN (1)..............       (1.12)%        15.01%        17.41%        12.29%        (1.70)%        14.13%        16.50%
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................    $ 10,717      $  20,675      $ 19,674      $  2,485      $  7,237      $  13,867      $ 21,193
Ratio of Expenses to Average
 Net Assets (2)...............        1.50%**        1.50%         1.50%         2.25%**       2.25%**        2.25%         2.25%
Ratio of Net Investment Income
 to Average Net Assets (2)....        2.14%**        2.29%         1.90%         1.18%**       1.39%**        1.54%         1.17%
Portfolio Turnover Rate.......          17%           %23            41%           41%           17%           %23            41%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Income.........    $   0.08      $    0.05      $   0.04      $   0.04      $   0.08      $    0.05      $   0.04
Ratios Before Expense
 Limitation:
  Expenses to. Average Net
    Assets                            2.48%**        1.96%         1.81%         2.61%**       3.28%**        2.71%         2.58%
  Net. Investment Income to
    Average Net Assets                1.16%**        1.83%         1.59%         0.82%**       0.36%**        1.08%         0.84%
--------------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** Annualized.
 + The American Value Fund began offering the current Class B shares on August
   1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.85% of the average daily net assets of the American Value Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the American Value Fund to the extent that the total operating expenses of the Fund exceed 1.50% of the average daily net assets relating to the Class A shares and 2.25% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Fund's prior investment adviser, MSAM, waived advisory fees and/or reimbursed expenses totaling approximately $102,000, $110,000 and $134,000, respectively, for the American Value Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             U.S. REAL ESTATE FUND

                                                            CLASS A                   CLASS B                   CLASS C
                                                      -------------------       -------------------       -------------------
                                                         MAY 1, 1996*              MAY 1, 1996*              MAY 1, 1996*
SELECTED PER SHARE DATA AND RATIOS                     TO JUNE 30, 1996          TO JUNE 30, 1996          TO JUNE 30, 1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............         $          12.00          $          12.00          $          12.00
                                                                   ------                    ------                    ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.........................                     0.08                      0.07                      0.07
  Net Realized and Unrealized Gain..............                     0.48                      0.48                      0.48
                                                                   ------                    ------                    ------
  Total From Investment Operations..............                     0.56                      0.55                      0.55
                                                                   ------                    ------                    ------
DISTRIBUTIONS
  Net Investment Income.........................                    (0.04)                    (0.03)                    (0.03)
                                                                   ------                    ------                    ------
NET ASSET VALUE, END OF PERIOD..................         $          12.52          $          12.52          $          12.52
                                                                   ------                    ------                    ------
                                                                   ------                    ------                    ------
TOTAL RETURN (1)................................                     4.63%                     4.54%                     4.54%
                                                                   ------                    ------                    ------
                                                                   ------                    ------                    ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s)................         $          1,829          $          2,197          $          1,782
Ratio of Expenses to Average Net Assets (2).....                     1.55%**                   2.30%**                   2.30%**
Ratio of Net Investment Income to Average Net
 Assets (2).....................................                     4.11%**                   3.35%**                   3.39%**
Portfolio Turnover Rate.........................                        0%                        0%                        0%
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income....         $           0.08          $           0.07          $           0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets................                     5.58%**                   6.34%**                   6.32%**
  Net Investment Income to Average Net Assets...                     0.08%**                  (0.69)%**                 (0.63)%**
-----------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** Annualized.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the U.S. Real Estate Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the U.S. Real Estate Fund to the extent that the total operating expenses of the Fund exceed 1.55% of the average daily net assets relating to the Class A shares and 2.30% of the average daily net assets relating to the Class B and Class C shares. For the fiscal period ended June 30, 1996, the Fund's prior investment adviser, MSAM, waived advisory fees and/or reimbursed expenses totaling approximately $35,000 for the U.S. Real Estate Fund.

                               PROSPECTUS SUMMARY

THE COMPANY

    The Company currently consists of twenty-two portfolios which are designed to offer investors a range of investment choices with Van Kampen American Capital Investment Advisory Corp. ("VK Advisory" or the "Adviser") providing services as adviser and administrator and its affiliates, Morgan Stanley Asset Management Inc. ("MSAM" or a "Sub-Adviser") and Miller Andersen & Sherrerd, LLP ("MAS" or a "Sub-Adviser") providing services as sub-advisers and Van Kampen American Capital Distributors, Inc. ("VKAC Distributors") providing services as Distributor. MAS serves as the Sub-Adviser for the Mid Cap Growth Fund and the Value Fund. MSAM serves as the Sub-Adviser for all of the other Funds listed below. Each Fund has its own investment objective and policies designed to meet its specific goals. For ease of reference, the words "Morgan Stanley," which begin the name of each Fund, have not been included in the Funds named below. The investment objective of each Fund described in this Prospectus is as follows:

    - The AGGRESSIVE EQUITY FUND seeks capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

    - The AMERICAN VALUE FUND seeks high total return by investing in undervalued equity securities of small-to medium-sized corporations.

    - The EQUITY GROWTH FUND seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies.

    - The MID CAP GROWTH FUND seeks to achieve long-term growth by investing primarily in common stocks and other equity securities of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential.

    - The U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

    - The VALUE FUND seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Sub-Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

    The other Funds are described in other prospectuses which may be obtained from the Company at the address and telephone number noted on the cover page of this Prospectus. The objectives of these other Funds are listed below:

GLOBAL AND INTERNATIONAL EQUITY FUNDS:

    - The ASIAN GROWTH FUND seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

    - The EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

    - The EUROPEAN EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Sub-Adviser and with stock selection within each country designed to replicate a broad market index.

    - The GLOBAL EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Sub-Adviser.

    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.

U.S. EQUITY FUNDS:

    - The GROWTH AND INCOME FUND seeks capital appreciation and current income by investing primarily in equity and equity-linked securities.

GLOBAL FIXED INCOME FUNDS:

    - The EMERGING MARKETS DEBT FUND seeks high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

    - The HIGH YIELD FUND seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world.

MONEY MARKET FUNDS:

    - The GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The TAX-FREE MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal.

    THE GROWTH AND INCOME, JAPANESE EQUITY, EUROPEAN EQUITY, EMERGING MARKETS DEBT, EQUITY GROWTH, GLOBAL EQUITY, JAPANESE EQUITY, MID CAP GROWTH AND TAX-FREE MONEY MARKET FUNDS ARE CURRENTLY NOT BEING OFFERED.

INVESTMENT MANAGEMENT

    Van Kampen American Capital Investment Advisory Corp. ("VK Advisory," the "Adviser" and the "Administrator") acts as investment adviser to each of the Funds. Morgan Stanley Asset Management Inc. ("MSAM," or a "Sub-Adviser") acts as an investment sub-adviser to each of the Funds, except the Mid Cap Growth and Value Funds. Miller Anderson & Sherrerd, LLP ("MAS," or a "Sub-Adviser") acts as an investment sub-adviser to each of the Mid Cap Growth and Value Funds. See "Management of the Company -- Investment Adviser,"
" -- Investment Sub-Advisers" and " -- Administrator".

    On May 31, 1997, Morgan Stanley Group, Inc. ("MSGI") and Dean Witter, Discover & Co. merged to form Morgan Stanley, Dean Witter, Discover & Co. Prior thereto, MSGI was the parent of the Adviser, the Sub-Advisers and the Distributor. The Adviser, Sub-Advisers and Distributor are now subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

RISK FACTORS

    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The Funds described herein invest in common stocks, which are subject to market risks that may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value. The Funds, and in particular, the Aggressive Equity, American Value, Mid Cap Growth and Value Funds, invest in small- to medium-sized corporations, which are more vulnerable to financial risks and other risks than larger corporations, and therefore may involve a higher degree of risk and price volatility than investments in the securities of larger corporations. Each Fund described herein may invest in securities that are neither listed on stock exchanges nor traded over-the-counter, including private placement securities. Such securities may be less liquid than publicly traded securities. The Aggressive Equity Fund may invest in PERCS, ELKS, LYONs and similar securities which are convertible upon various terms and conditions into equity securities, may borrow for purposes of leverage, invest in reverse repurchase agreements and engage in short selling. Because the U.S. Real Estate Fund invests primarily in the securities of companies principally engaged in the real estate industry, its investments may be subject to the risks associated with the direct ownership of real estate. Because it is expected that the U.S. Real Estate Fund will invest a substantial portion of its assets in real estate investment trusts ("REITs"), the U.S. Real Estate Fund may also be subject to certain risks and costs associated with the direct investments of REITs. The Funds may invest in securities of foreign issuers which are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, limited publicly available information regarding foreign issuers, lower accounting, auditing and financial standards, potential price volatility and lesser liquidity of shares traded on securities markets, less government regulation of securities markets, changes in taxes, possible seizure or expropriation of the foreign issuer or foreign deposits, and potentially greater difficulty in obtaining a judgment in a court outside the United States. Certain of the Funds may invest in forward foreign currency exchange contracts, and may invest in foreign currency exchange futures and options. In addition, the Funds may invest in derivatives, which include options, futures and options on futures and swaps and each Fund may invest in repurchase agreements, borrow money, lend its portfolio securities, and purchase securities on a when-issued or delayed delivery basis. Because the U.S. Real Estate Fund and Aggressive Equity Fund are non-diversified portfolios, each of these Funds may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk resulting from such concentration of its portfolio securities. Each Fund's share price and investment return fluctuate, and a shareholder's investment when redeemed may be worth more or less than his original cost. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.

HOW TO INVEST

    The Class A, Class B and Class C shares of the Funds described herein are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value plus an initial sales charge of up to 5.75% in graduated percentages based on the investor's aggregate investments in the Funds. Shares of the Class B shares and Class C shares of the Funds are offered at net asset value. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are also subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through VKAC Distributors, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of a Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."

HOW TO REDEEM

    Shares of each Fund may be redeemed at any time at the net asset value per share price (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase. See "Redemption of Shares."

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each Fund is described below, together with the policies the Fund employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. There is no assurance that a Fund will attain its objective. The investment policies described below are not fundamental policies and may be changed without shareholder approval. For more information about certain investment practices of the Funds, see "Additional Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.

THE AGGRESSIVE EQUITY FUND

    The Aggressive Equity Fund's investment objective is to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities. With respect to the Fund, equity and equity-linked securities include common and preferred stock, convertible securities, rights and warrants to purchase common stock, equity related options and futures, and specialty securities, such as ELKS, LYONs and PERCS, of U.S. and foreign issuers. As a non-diversified portfolio, the Fund can be more heavily weighted in fewer stocks than a diversified portfolio. See "Investment Limitations." Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity and equity-linked securities. Equity-linked securities are derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate or index.

    The Fund's Sub-Adviser employs a flexible and eclectic investment process in pursuit of the Aggressive Equity Fund's investment objective. In selecting securities for the Fund, the Sub-Adviser concentrates on a universe of rapidly growing, high quality companies and on companies in lower, but accelerating, earnings growth situations. The Sub-Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more but smaller market capitalization securities may be purchased from time to time. The Fund is not restricted to investments in specific market sectors. The Sub-Adviser uses its research capabilities, analytical resources and judgment to assess economic, industry and market trends, as well as individual company developments, to select promising investments for the Fund. The Sub-Adviser concentrates on companies with strong, communicative management and clearly defined strategies for growth. In addition, the Sub-Adviser rigorously assesses earnings results. The Sub-Adviser seeks companies that will deliver surprisingly strong earnings growth. Valuation is of secondary importance to the Sub-Adviser and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Fund is free to invest in any equity or equity-linked security that, in the Sub-Adviser's judgment, provides above-average potential for capital appreciation.

    In selecting investments for the Aggressive Equity Fund, the Sub-Adviser emphasizes individual security selection. Overweighted sector positions and issuer positions may result from the investment process. The Fund has a long-term investment perspective; however, the Sub-Adviser may take advantage of short-term opportunities that are consistent with the Fund's objective by selling recently purchased securities which have increased in value.

    The Aggressive Equity Fund may invest in equity and equity-linked securities of domestic and foreign corporations. However, the Fund does not expect to invest more than 25% of its total assets at the time of purchase in securities of foreign companies. The Fund may invest in securities of foreign issuers directly or in the form of depositary receipts. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. The Fund may from time to time and consistent with applicable legal requirements sell securities short that it owns (i.e., "against the box") or borrows. The Fund may, to a limited extent, invest in non-publicly traded securities, private placements and restricted securities.

    The Aggressive Equity Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Fund's shares and in the yield on the Fund's investments. Although the Fund is authorized to borrow, it will do so only when the Sub-Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations.

    The Aggressive Equity Fund expects that any borrowing, for other than temporary purposes, will be made on a secured basis. The Fund's Custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the Lender in the form of cash or securities to avoid liquidation of those assets.

    For temporary defensive purposes, the Aggressive Equity Fund may invest in money market instruments and short- and medium-term debt securities that the Sub-Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Aggressive Equity Fund, see "Additional Investment Information" below.

THE AMERICAN VALUE FUND

    The American Value Fund's investment objective is to provide high total return by investing in equity securities of small- to medium-sized corporations that the Fund's Sub-Adviser believes to be undervalued relative to the stock market in general at the time of purchase. The Fund invests primarily in corporations domiciled in the United States with equity market capitalizations in the range of the companies represented in the Russell 2500 Small Company Index, but may invest in similar sized foreign companies. Such range is currently $10 million to $5 billion, but the range fluctuates over time with the equity market. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity securities whose market capitalization is up to the top of the range represented in the Index. The Fund may also invest in equity securities of other corporations but will generally not invest in the 500 largest corporations in the United States. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks, and similar equity interests, such as trusts or partnership interests. Debt securities convertible into common stocks will be investment grade (rated in one of the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO")) or, if unrated, will be of comparable quality as determined by the Sub-Adviser under the supervision of the Board of Directors. These investments may or may not carry voting rights. The Fund may invest in non-publicly traded securities, private placements and restricted securities. The Fund may on occasion invest in equity securities of foreign issuers that trade on a United States exchange or over-the-counter either directly or in the form of depositary receipts. The Fund also may invest in certain types of futures contracts and options thereon.

    The Sub-Adviser invests with the philosophy that a diversified portfolio of undervalued, small- to medium-sized companies will provide high total return in the long run. Companies considered attractive will have the following characteristics:

    1. Stocks will most often have yields distinctly above the average of companies with similar capitalizations.

    2. The market prices of the stocks will be undervalued relative to the normal earning power of the companies.

    3. Stock prices will be low relative to the intrinsic value of the companies' assets.

    4. Stocks will be of high quality, in the Sub-Adviser's judgment, as evaluated by the companies' balance sheets, income statements, franchises and product competitiveness.

    The thrust of this approach is to seek investments in stocks for which investor enthusiasm is currently low, as reflected in their valuation, but which have the financial and fundamental features which, according to the Sub-Adviser's assessment, will allow the stocks to achieve a higher valuation. Value is achieved and exposure is reduced for the American Value Fund when the investment community's perceptions improve and the stocks approach what the Sub-Adviser believes is fair valuation. The Fund will invest in equity securities of smaller capitalized companies, which are more vulnerable to financial and other risks than larger companies. Investment in securities of smaller companies may involve a higher degree of risk and price volatility than in securities of larger companies.

    The Sub-Adviser takes a long-term approach by placing a strong emphasis on its ability to identify attractive values. The Sub-Adviser does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Sub-Adviser may take advantage of short-term opportunities, however, that are consistent with its objective of high total return. The Fund will maintain diversity among industries and will not invest more than 25% of its total assets in the stocks of issuers in any one industry.

    For temporary defensive purposes, the American Value Fund may invest in money market instruments and short- and medium-term debt securities that the Sub-Adviser believes to be of high-quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the American Value Fund, see "Additional Investment Information" below.

THE EQUITY GROWTH FUND

    The Equity Growth Fund's investment objective is to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization U.S. companies and, to a limited extent, as described below, foreign corporations. Equity securities, for this purpose, include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity securities.

    The Sub-Adviser employs a flexible and eclectic investment process in pursuit of the Equity Growth Fund's investment objective. In selecting securities for the Fund, the Sub-Adviser concentrates on a universe of rapidly growing, high quality companies and lower, but accelerating, earnings growth situations. The Sub-Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more. The Fund is not restricted to investments in specific market sectors. The Sub-Adviser uses its research capabilities, analytical resources and judgment to assess economic, industry and market trends, as well as individual company developments, to select promising growth investments for the Fund. The Sub-Adviser concentrates on companies with strong, communicative management and clearly defined strategies for growth. In addition, the Sub-Adviser rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to the Sub-Adviser but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises vis-a-vis consensus expectations. The Fund is free to invest in any equity security that, in the Sub-Adviser's judgment, provides above average potential for capital appreciation.

    In selecting investments for the Equity Growth Fund, the Sub-Adviser emphasizes individual security selection. The Fund's investments will generally be diversified by number of issues but concentrated sector positions may result from the investment process. The Fund has a long-term investment perspective; however, the Sub-Adviser may take advantage of short-term opportunities that are consistent with the Fund's objective by selling recently purchased securities which have increased in value.

    The Equity Growth Fund may invest up to 25% of its total assets at the time of purchase in securities of foreign companies. The Fund may invest in securities of foreign issuers directly or in the form of depositary receipts. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

    The Equity Growth Fund may invest in convertible securities of domestic and, subject to the above restrictions, foreign issuers on occasions when, due to market conditions, it is more advantageous to purchase such securities than to purchase common stock. Since the Fund invests in both common stocks and convertible securities, the risks of investing in the general equity markets may be tempered to a degree by the Fund's investments in convertible securities which are often not as volatile as common stock.

    The Equity Growth Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities.

    For temporary defensive purposes, the Equity Growth Fund may invest in money market instruments and short- and medium-term debt securities that the Sub-Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE MID CAP GROWTH FUND

    The Mid Cap Growth Fund's investment objective is to achieve long-term growth by investing primarily in common stocks and other equity securities of small and medium size companies which are deemed by the Fund's Sub-Adviser to offer long-term growth potential.

    The Mid Cap Growth Fund generally will invest at least 65% of its total assets in equity securities issued by companies offering long term growth potential which have market capitalizations in the range of the companies represented in the S&P Mid Cap 400 Index. Such range is currently $100 million to $8 billion but the range fluctuates over time with changes in the equity market. Equity securities for this purpose include common stock, preferred stock, convertible securities, depositary receipts, foreign equity securities, and rights and warrants to purchase stock. Up to 5% of the Fund's assets may be invested in foreign equity securities, excluding American Depositary Receipts ("ADRs").

    The Sub-Adviser manages the Mid Cap Growth Fund using a four-part process combining quantitative, fundamental and valuation analysis with a strict sales discipline. Stocks that pass an initial screen based on estimate revisions undergo detailed fundamental research. The Sub-Adviser uses valuation analysis to eliminate the most overvalued securities. The Fund sells holdings when the Sub-Adviser's estimate revision scores fall to unacceptable levels, when its fundamental research uncovers unfavorable trends or when the securities' valuations exceed the level that the Sub-Adviser believes is reasonable given their growth prospects.

    The Mid Cap Growth Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities.

    For temporary defensive purposes, the Mid Cap Growth Fund may invest in money market instruments and short- and medium-term debt securities that the Sub-Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE U.S. REAL ESTATE FUND

    The investment objective of the U.S. Real Estate Fund is to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). With respect to this Fund, equity securities include common stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stock.

    Under normal circumstances, at least 65% of the U.S. Real Estate Fund's total assets will be invested in income producing equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Fund's investment policies, a company is "principally engaged" in the real estate industry if, as determined by the Sub-Adviser, (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include, among others: REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies. The Fund seeks to invest in equity securities of companies that provide a dividend yield that exceeds the composite dividend yield of securities comprising the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500").

    A substantial portion of the U.S. Real Estate Fund's total assets will be invested in securities of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The Fund will invest primarily in Equity REITs. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. A shareholder in the Fund should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also indirectly, the management expenses of underlying REITs.

    The U.S. Real Estate Fund will concentrate in the U.S. real estate industry, but may not invest more than 25% of its total assets in securities of companies in any one other industry (for these purposes the U.S. Government, its agencies and instrumentalities are not considered an industry). Under normal circumstances, the Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by real estate companies or secured by real estate assets and rated, at time of purchase, in one of the four highest rating categories by an NRSRO or determined by the Sub-Adviser to be of comparable quality at the time of purchase; high quality money market instruments; or debt securities rated in one of the two highest ratings categories by an NRSRO, consisting of corporate debt securities and U.S. Government securities. Securities rated in the lowest category of investment grade securities have speculative characteristics. Investment grade securities are securities that are rated in one of the four highest rating categories by an NRSRO. The Fund may also, to a limited extent, invest in non-publicly traded securities, private placements and restricted securities.

    For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities that the Sub-Adviser believes to be of high-quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the U.S. Real Estate Fund, see "Additional Investment Information" below.

    RISK FACTORS RELATING TO U.S. REAL ESTATE PORTFOLIO. The investment policies of the U.S. Real Estate Fund entail certain risks and considerations of which an investor should be aware. Because the Fund invests primarily in the securities of companies principally engaged in the real estate industry, its investments may be subject to the risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Fund's investments. The Fund's share price and investment return fluctuate, and a shareholder's investment when redeemed may be worth more or less than his original cost.

    Because the U.S. Real Estate Fund may invest a substantial portion of its assets in REITs, the Fund may also be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). Rising interest rates may cause the value of the debt securities in which the Fund will invest to fall. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

THE VALUE FUND

    The Value Fund's investment objective is to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and other equity securities that are deemed by the Fund's Sub-Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

    The Value Fund generally will invest at least 65% of its assets in equity securities which are deemed to be undervalued. Equity securities, for this purpose, include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants to purchase stock. Up to 5% of the Fund's assets may be invested in foreign equity securities, excluding ADRs. The Fund generally will invest in equity securities of companies with equity capitalization greater than $300 million.

    The Sub-Adviser selects common stocks which are deemed to be undervalued relative to the stock market in general as measured by the S&P 500, based on the value measures such as price/earnings ratios and price/ book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Value Fund's total return will consist of both capital and income returns. Stocks which are deemed to be undervalued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks which are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios. However, the Sub-Adviser may select non-dividend paying stocks for their value characteristics. For temporary defensive purposes, the Value Fund may invest without limit in money market instruments and medium-term debt securities that the Sub-Adviser believes to be of high quality, or hold cash.

    The Value Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

                       ADDITIONAL INVESTMENT INFORMATION

BORROWING AND OTHER FORMS OF LEVERAGE

    The American Value and U.S. Real Estate Funds may borrow up to 10% of their total assets as a temporary measure for extraordinary or emergency purposes. These Funds may not purchase additional securities when borrowings exceed 5% of total assets. The Aggressive Equity Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. See "Investment Objectives and Policies -- The Aggressive Growth Fund" for further information.

    The Equity Growth, Mid Cap Growth and Value Funds may borrow money (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of such Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings). These Funds may not purchase additional securities when borrowings exceed 5% of total assets.

CONVERTIBLE SECURITIES, WARRANTS AND EQUITY-LINKED SECURITIES

    Each Fund may invest in convertible securities, preferred stock, warrants or other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

    The Aggressive Equity, Equity Growth, Mid Cap Growth and Value Funds may invest in equity-linked securities, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market which is fairly developed and liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other Lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

DEPOSITARY RECEIPTS

    Depositary receipts include ADRs, Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. Each of the Funds, other than the U.S. Real Estate Fund, may invest in ADRs and the Funds, other than the American Value and U.S. Real Estate Funds may invest in other depository receipts. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

FOREIGN BONDS

    The Value and Mid Cap Growth Funds may invest in foreign bonds. Foreign bonds are fixed income securities denominated in foreign currency and issued and traded primarily outside the United States, including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) fixed income securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; and (3) non-government foreign corporate debt securities. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT

    The Funds may invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than United States national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Emerging countries may have less stable political environment than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.

FOREIGN CURRENCY HEDGING TRANSACTIONS

    The Funds, other than the U.S. Real Estate Fund, may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.

    The Funds, other than the American Value and U.S. Real Estate Funds, may attempt to accomplish objectives similar to those described above with respect to forward contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives such Funds the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Funds the right to purchase a currency at the exercise price until the expiration of the option. The Funds may also write covered call options on foreign currencies for hedging purposes. See "Investment Objectives and Policies -- Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

INVESTMENT COMPANY SECURITIES

    The Funds may invest in securities of another open-end or closed-end investment company, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act. To the extent a Fund invests a portion of its assets in investment company securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Fund itself.

LOANS OF PORTFOLIO SECURITIES

    Each of the Funds may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. The Aggressive Equity, American Value, Equity Growth and U.S Real Estate Funds will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of the Fund's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.

MONEY MARKET INSTRUMENTS

    Each Fund is permitted to invest in money market instruments for liquidity and temporary defensive purposes, although the Funds intend to stay invested in securities satisfying their primary investment objective to the extent practical. The Funds may make money market investments pending other investment or settlement for liquidity or in adverse market conditions. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, including high-grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

    The Funds may invest in securities that are neither listed on a stock exchange nor traded over the counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities and companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. A Fund may not invest more than 15% of its net assets in illiquid securities nor, with respect to the Aggressive Equity, American Value and U.S. Real Estate Funds, more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"), which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") may be determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors. 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. A Fund always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund 's realization upon the collateral may be delayed or limited. The aggregate of certain repurchase agreements and certain other investments is limited as set forth under "Investment Limitations."

REVERSE REPURCHASE AGREEMENTS

    The Equity Growth, Mid Cap Growth and Value Funds may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

SHORT SALES

    The Aggressive Equity, Equity Growth, Mid Cap Growth and Value Funds may from time to time sell securities short without limitation, although they do not intend to sell securities short on a regular basis. A short sale is a transaction in which a Fund sells securities it either owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When a Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, a Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

    A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid assets. In addition if the short sale is not "against the box," the Fund will place in a segregated account with its Custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. Government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by a Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

TEMPORARY INVESTMENTS

    For temporary defensive purposes, when the Adviser or a Sub-Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in money market instruments and short- and medium-term debt securities that the Adviser or Sub-Adviser believes to be of high quality, or hold cash. See "Investment Objectives and Policies," above for further information about each Fund's policies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. It is the current policy of the Aggressive Equity, American Value and U.S. Real Estate Funds not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of the Fund's net assets other than obligations created by these commitments.

ZERO COUPONS; PAY-IN-KIND; DEFERRED PAYMENT SECURITIES

    The Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. A Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

DERIVATIVE INSTRUMENTS

    The Funds are permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured notes, caps, floors, collars and swaps. Additionally, the Funds may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Funds. Each of the Funds, other than (to the extent described below) the Equity Growth, Mid Cap Growth and Value Funds, will limit its use of the foregoing derivative instruments for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. In addition, none of the Aggressive Equity, American Value and U.S. Real Estate Funds will enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% of its total assets. The Equity Growth Fund will limit its use of derivative instruments to 50% of its total assets measured by the aggregate notional amount of outstanding derivative instruments, provided that no more than 33 1/3% of its total assets are invested, for non-hedging purposes, in derivatives other than futures and options on futures. The Mid Cap Growth and Value Funds will not enter into futures contracts to the extent that each Fund's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options transactions, would exceed 50% of its total assets. The Funds' investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limits described above.

    The Funds may use derivatives instruments under a number of different circumstances to further their investment objectives. The Funds may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, a Fund may purchase derivatives to quickly gain exposure to a market in response to changes in the Fund's asset allocation policy or upon the inflow of investable cash when the derivative provides greater liquidity than the underlying securities market. A Fund may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by a Fund for hedging purposes and under other circumstances in which a Fund's portfolio managers believe it advantageous to do so consistent with the Fund's investment objective. The Funds will not, however, use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Fund's investment policies, and then only in a manner consistent with such policies.

    Some of the derivative instruments in which the Funds may invest and the risks related thereto are described in more detail below.

CAPS, FLOORS AND COLLARS

    The Funds may invest in caps, floors and collars, which are instruments analogous to options. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    The Funds may purchase and sell futures contracts and options on futures contracts, including but not limited to securities index futures, foreign currency exchange futures, interest rate futures contracts and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

    The Funds may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Funds may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser and Sub-Advisers and the extent to which those strategies are used, may depend on the development of such markets.

    The Funds may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Funds may engage in such transactions to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

    The Funds may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Funds may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates.

    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Funds may engage in financial futures contracts for hedging and non-hedging purposes.

    Under rules adopted by the Commodity Futures Trading Commission, each Fund may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

    Gains and losses on futures contracts and options thereon depend on the Adviser's or the Sub-Advisers' ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Fund and the prices of futures and options relating to investments purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Fund will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the high degree of leverage involved in futures pricing.

OPTIONS TRANSACTIONS

    The Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to securities, instruments, indices or baskets thereof in which such Funds may invest, as well as with respect to foreign currency. Purchasing a put option gives a Fund the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives a Fund the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.

    Each Fund also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to foreign currency. A Fund that has written an option receives a premium, which increases the Fund's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Funds may only write options that are "covered." A covered call option means that so long as the Fund is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option,
(ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or
(iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.

    By writing (or selling) a put option, a Fund incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Funds may also write options that may be exercisable by the purchaser only on a specific date. A Fund that has written a put option will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.

    The Funds may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging countries and the nature of the strategies adopted by the Adviser and Sub-Advisers and the extent to which those strategies are used will depend on the development of such option markets. The primary risks associated with the use of options are (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Fund and the prices of options relating to such investments; and (ii) possible lack of a liquid secondary market for an option.

STRUCTURED NOTES

    Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns the Adviser and Sub-Advisers wish to accept while avoiding or reducing certain other risks.

SWAPS -- SWAP CONTRACTS

    Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket thereof or index for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, index or instrument and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    A Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Company's Board of Directors.

    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Advisers are incorrect in their forecasts of market values, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used.

                             INVESTMENT LIMITATIONS

    Each Fund, except the Aggressive Equity and U.S. Real Estate Funds, is a diversified investment company under the 1940 Act, and, therefore, with respect to 75% of its assets, may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer. The Aggressive Equity and U.S. Real Estate Funds are non-diversified investment companies under the 1940 Act, which means that each such Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, each such Fund may invest a greater proportion of its total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk resulting from such concentration of its portfolio securities. Each such Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Each Fund also operates under certain investment restrictions that are deemed fundamental policies and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. See "Investment Limitations" in the Statement of Additional Information. In addition, each Fund operates under certain non-fundamental investment limitations as described in the Statement of Additional Information.

                           MANAGEMENT OF THE COMPANY

    INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. ("VK Advisory," or the "Adviser") is the investment adviser and administrator of the Funds. The Adviser provides investment advice and portfolio management services pursuant to an advisory agreement (the "Advisory Agreement") and subject to the supervision of the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. The Advisory Agreement also provides that VK Advisory may appoint sub-advisers to perform these portfolio management responsibilities. See "The Sub-Advisers" below. The Adviser is entitled to receive an aggregate advisory fee computed daily and paid monthly at the following annual rates for each Fund:

        Aggressive Equity Fund.....................................       0.90%
        American Value Fund........................................       0.85%
        Equity Growth Fund.........................................       0.70%
        Mid Cap Growth Fund........................................       0.75%
        U.S. Real Estate Fund......................................       1.00%
        Value Fund.................................................       0.80% First $500
                                                                                million
                                                                          0.75% Next $500 million
                                                                          0.70% Over $1 billion

    The Adviser has agreed to a reduction in the fees payable to it and to reimburse expenses to the applicable Fund, if necessary, if such fees or expenses would cause total annual operating expenses of the Fund to exceed the maximums set forth in "Fund Expenses."

    The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,500 unit investment trust are professionally distributed by leading financial advisers nationwide. The Distributor of the Company and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital.

    Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

    On May 31, 1997, MSGI and Dean Witter, Discover & Co. merged to form Morgan Stanley, Dean Witter, Discover & Co. Prior thereto, MSGI was the parent of the Adviser, Sub-Advisers and Distributor. The Adviser, Sub-Advisers and Distributor are now subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

    Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading, merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking, stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending; and credit services.

    INVESTMENT SUB-ADVISERS. Morgan Stanley Asset Management Inc. ("MSAM," or a "Sub-Adviser") is the investment sub-adviser of the Aggressive Equity, American Value, Equity Growth and U.S. Real Estate Funds and Miller Anderson & Sherrerd, LLP ("MAS," or a "Sub-Adviser") is the investment sub-adviser of the Mid Cap Growth and Value Funds. The Sub-Advisers provide investment advice and portfolio management services pursuant to investment sub-advisory agreements (the "Investment Advisory Agreements") and, subject to the supervision of the Adviser and the Company's Board of Directors, make the Funds' investment decisions, arrange for the execution of portfolio transactions and generally manage the Funds' investments.

    The Sub-Advisers are entitled to receive sub-advisory fees computed daily and paid quarterly at the following rates for the Funds. If the average daily net assets of a Fund during the monthly period are less than or equal to $500 million, VK Advisory shall pay MSAM or MAS, as appropriate, one-half of the total investment advisory fee payable to VK Advisory by the Fund (after application of any fee waivers in effect) for such monthly period. If a Fund's average daily net assets for the monthly period are greater than $500 million, VK Advisory shall pay MSAM or MAS, as appropriate, a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to VK Advisory by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to VK Advisory by the Fund (after application of any fee waivers in effect) for such monthly period.

    MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At May 31, 1997, MSAM had approximately $75.1 billion in assets under management as an investment adviser or as a Named Fiduciary or Fiduciary Adviser. MAS is a Pennsylvania limited liability partnership founded in 1969 with its principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as an investment adviser to several open-end investment companies since 1984. At May 31, 1997, MAS had approximately $44 billion in assets under management. See "Management of the Company -- Investment Advisory and Administrative Agreements" in the Statement of Additional Information.

    PORTFOLIO MANAGERS. The following individuals have primary portfolio management responsibility for the Funds noted below:

    AGGRESSIVE EQUITY FUND -- KURT A. FEUERMAN. Kurt Feuerman is a Managing Director of MSAM and has had primary management responsibility for the Aggressive Equity Fund since it commenced operations. Prior to joining MSAM in July 1993, he spent over three years in Morgan Stanley & Co. Incorporated's ("Morgan Stanley") research department where he was responsible for restaurant, gaming and emerging growth stocks. Before joining Morgan Stanley, Mr. Feuerman was a Managing Director at Drexel Burnham Lambert, where he had been an equity analyst since 1984. From 1982 to 1984, Mr. Feuerman was at the Bank of New York, following the auto and auto parts industries. Mr. Feuerman earned a B.A. degree from McGill University, an M.A. from Syracuse University, and an M.B.A. from Columbia University.

    AMERICAN VALUE FUND -- GARY G. SCHLARBAUM, WILLIAM B. GERLACH AND BRADLEY S. DANIELS. Messrs. Schlarbaum, Gerlach and Daniels share primary responsibility for managing the American Value Fund. Gary G. Schlarbaum, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds' Equity and Small Cap Value Portfolios in 1987, the MAS Funds' Balanced Portfolio in 1992 and the MAS Funds' Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum also is a Director of MAS Fund Distribution, Inc. He previously was with First Chicago Investment Advisers and was a Professor at the Krannert Graduate School at Purdue University. Mr. Schlarbaum holds a B.A. in Economics from Coe College and a Ph.D. in Applied Economics from University of Pennsylvania. Mr. Schlarbaum assumed primary responsibility for managing the Fund's assets in January, 1997. Mr. Gerlach joined MSAM in July, 1996 and has worked with the Adviser's affiliate, MAS for the past five years. He became a portfolio manager of the Fund in November, 1996. Mr. Gerlach also became a portfolio manager of the MAS Funds' Small Cap Value and Mid Cap Value Portfolios in 1996. Previously, he was with Alphametrics Corporation and Wharton Econometric Forecasting Associates. Mr. Gerlach holds a B.A. in Economics from Haverford College. Bradley S. Daniels, a Vice President of Morgan Stanley, joined MAS in 1985. He assumed responsibility for the MAS Funds' Small Cap Value Portfolio in 1986 and the MAS Funds' Mid Cap Value Portfolio in 1994.

    EQUITY GROWTH FUND -- KURT A. FEUERMAN AND MARGARET K. JOHNSON. For a description of Mr. Feuerman's experience, see "Aggressive Equity Fund" above. Margaret Johnson is a Principal of MSAM and a Portfolio Manager in the Institutional Equity Group. She joined MSAM in 1984 and worked as an Analyst in the Marketing and Fiduciary Advisor areas. Ms. Johnson became an Equity Analyst in 1986 and a Portfolio Manager in 1989. Prior to joining Morgan Stanley, she worked for the New York City PBS affiliate, WNET, Channel 13. She holds a B.A. degree from Yale College and is a Chartered Financial Analyst. Mr. Feuerman and Ms. Johnson have had primary responsibility for managing the Fund's assets since its inception.

    MID CAP GROWTH FUND -- ARDEN C. ARMSTRONG AND ABHI Y. KANITKAR. Arden Armstrong, a Managing Director of Morgan Stanley, joined MAS in 1986. She assumed responsibility for the MAS Funds Mid Cap Growth Portfolio in 1990, the MAS Funds Growth Portfolio in 1993 and the MAS Funds Equity Portfolio in 1994. Prior to joining MAS, Ms. Armstrong was a research analyst for American Management Systems and for Evans Economics. Ms. Armstrong holds a B.A. (Magna Cum Laude) in Economics from Brown University, an M.B.A. from the University of Pennsylvania -- Wharton School and is a Chartered Financial Analyst. Abhi Kanitkar, a Vice President of Morgan Stanley, joined MAS in 1994. He served as an Investment Analyst from 1993 through 1994 for Newbold's Asset Management and as Director & Investment Analyst from 1990 through 1993 for Kanitkar Investment Services, Inc. He assumed responsibility for the MAS Funds Mid Cap Growth Portfolio in 1996. Mr. Kanitkar holds a B.S. (Magna Cum Laude, Tau Beta Pi) in Electrical Engineering from the University of Michigan and an M.B.A. from the University of Pennsylvania -- Wharton School. Ms. Armstrong and Mr. Kanitkar have shared primary responsibility for managing the Fund's assets since its inception.

    U.S. REAL ESTATE FUND -- RUSSELL PLATT AND THEODORE R. BIGMAN. Mr. Platt joined MSAM and Morgan Stanley in 1982 and currently is a Managing Director of the Firm. He has primary responsibility for managing the real estate securities investment business for the Adviser and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund ("MSREF"). Previously, Mr. Platt served as a Director of MSREF, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley's Transaction Development Group, which was responsible for identifying and structuring real estate investment opportunities for the Firm and its clients worldwide. From 1990 to 1991, Mr. Platt was based in Morgan Stanley Realty's London office, where he was responsible for European transaction development. Prior to this, he had extensive transaction responsibilities involving portfolio, retail, office, hotel and apartment sales and financings. Mr. Platt graduated from Williams College in 1982 with a B.A. in Economics and received his M.B.A. from Harvard Business School in 1986. Mr. Bigman joined MSAM and Morgan Stanley in 1995 and currently is a Principal of the Firm. Together with Mr. Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Since 1992, Mr. Bigman established and managed the REIT effort at CS First Boston including primary responsibility for $2.5 billion of initial public offerings by real estate investment trusts. Previously, Mr. Bigman had extensive real estate experience in a wide variety of transactions involving the financing and sale of both individual assets and portfolios of real estate assets as well as the acquisition and sale of several real estate companies. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received his M.B.A. from Harvard University.

    VALUE FUND -- ROBERT J. MARCIN, RICHARD M. BEHLER AND NICHOLAS J. KOVICH. Messrs. Marcin, Behler and Kovich share primary responsibility for managing the Value Fund. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds' Value Portfolio in 1990 and the MAS Funds' Equity Portfolio in 1994. Prior to joining MAS, Mr. Marcin was an Account Executive at Smith Barney Harris Upham and Company, Inc. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as a Senior Vice

President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the MAS Funds' Value Portfolio in 1996. Mr. Behler holds a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and Ph.D. in Economics from University of Notre Dame. Nicholas J. Kovich, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds' Equity Portfolio in 1994 and the MAS Funds' Value Portfolio in 1997. Mr. Kovich received a B.S. in Chemical Engineering and an M.B.A. from University of Kansas.

    ADMINISTRATORS. VK Advisory (the "Administrator") also provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the applicable Funds.

    Under sub-administration agreements between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.

    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Adviser, Sub-Advisers, Administrator and the Company's Distributor. The Officers of the Company conduct and supervise its daily business operations.

    DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, VKAC Distributors sells shares of the Company upon the terms and at the current offering price described in this Prospectus. VKAC Distributors is not obligated to sell any specific number of shares of the Company.

    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds other than the money market funds. The Funds that are money market funds offer only a single class of shares. The Company may in the future offer one or more classes of shares for each Fund that may have CDSCs or initial sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.

    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from these Funds a distribution fee, which is accrued daily and paid quarterly, at a maximum rate of 0.75% of the Class B shares and Class C shares of each Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. With respect to Class B shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution, administrative or shareholder services ("Participating Dealer"). With respect to Class C shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of a Fund. In addition to such payments, the Advisers may use their advisory fees or other resources to pay expenses associated with activities which might be construed to be financing the sale of these Funds' shares including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).

    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee.

    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of a Fund. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.

    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser, the Sub-Advisers or their affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser, the Sub-Advisers or their affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by CGFSC. The Advisers may elect to enter into a contract to pay the financial institutions for such services.

    EXPENSES. The Funds are responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL

    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."

    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimum may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.

    Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("ACCESS"). When purchasing shares of the Company, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

    Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern Time) each day the NYSE is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class by the total number of shares of the class outstanding.

    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the NYSE are priced based on the net asset value calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time.

    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the

Rule 12b-1 distribution plan to which its distribution fee or service fee is paid and (iii) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B Shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.

    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for most accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contigent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contigent deferred sales charge schedule.

    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."

    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth herein.

SALES CHARGE TABLE

                                                                        REALLOWED TO
                                                                          DEALERS
                                    AS % OF          AS % OF NET          (AS % OF
SIZE OF INVESTMENT              OFFERING PRICE     AMOUNT INVESTED    OFFERING PRICE)
------------------------------  ---------------   -----------------   ----------------
Less than $50,000.............       5.75               6.10                5.00
$50,000 but less than
 $100,000.....................       4.75               4.99                4.00
$100,000 but less than
 $250,000.....................       3.75               3.90                3.00
$250,000 but less than
 $500,000.....................       2.75               2.83                2.25
$500,000 but less than
 $1,000,000...................       2.00               2.04                1.75
$1,000,000 or more*...........         *                  *                  *

--------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00 % on sales to $2 million, plus 0.80% on the next million, plus 0.50% on the excess over $3 million. See "Purchase of Shares -- Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.

    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended.

    The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.

    A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

    Until August 1, 1997, the phrase "Participating Funds," as used herein, refers to all Funds of Morgan Stanley Fund, Inc. On August 1, 1997, "Participating Funds" will refer to certain open-end investment companies advised by the Adviser or Van Kampen American Capital Asset Management Inc. and distributed by the Distributor as determined from time to time by the Company's Board of Directors.

    VOLUME DISCOUNTS. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of a Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receive the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.

    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in a Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by a Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.

    NAV PURCHASE OPTIONS. Class A shares of a Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

        (1) Current or retired Trustees/Directors of funds advised by an Adviser and such persons' families and their beneficial accounts.

        (2) Current or retired directors, officers and employees of MSGI or VK/AC Holding, Inc. and any of their subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

        (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

        (4) Registered investments advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in a Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.

        (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs. The Distributor may pay commissions of up to 1.00% for such purchases.

        (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

        (7) Investors purchasing shares of a Fund with no redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase. On August 1, 1997, this option will no longer be available.

        (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $5 million, plus 0.50% on the next $5 million, plus

    0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

        (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of a Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of a Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.

    The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and a person's spouse's parents.

    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (9) above.

    The Company may terminate, or amend the terms of, offering shares of the Fund at net asset value to the foregoing groups at any time.

RETIREMENT PLANS

    Van Kampen American Capital Trust Company ("VK Trust") provides retirement plan services and documents and can establish investor accounts in IRAs. This includes Simplified Employee Pension ("SEP") Plan and IRA accounts. Brochures describing such plans and materials for establishing them are available from VK Trust upon request. The brochures for custodial accounts with VK Trust describe the current fees payable to VK Trust for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

PURCHASE OF CLASS B SHARES

    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.

    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                SALES CHARGE AS
                                 PERCENTAGE OF
                                      THE
                                 DOLLAR AMOUNT
YEAR SINCE PURCHASE                SUBJECT TO
PAYMENT WAS MADE                     CHARGE
------------------------------  ----------------
First.........................        5.00%
Second........................        4.00%
Third.........................        3.00%
Fourth........................        2.50%
Fifth.........................        1.50%
Thereafter....................        None*

--------------

* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Plan as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class B shares of the Funds. The combination of the CDSC and the distribution/service fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.

    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

    Class B shares may also be purchased through an Automatic Investment Plan as described below.

PURCHASE OF CLASS C SHARES

    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at the rate of 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.

    WAIVER OF CDSC. The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) certain distributions from an IRA or other retirement plan; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; or (iv) effected pursuant to the right of the Company to liquidate a shareholder's account as described herein under "Redemption of Shares". A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact Investor Services at 1-800-282-4404.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    No initial sales charge or CDSC will be payable on the shares of a Fund or class thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Fund.

REINSTATEMENT PRIVILEGE OF EACH CLASS

    A shareholder who has redeemed Class A shares of a Fund may reinvest up to the full amount received at net asset value at the time of the reinvestment in Class A shares of the Fund without payment of a sales charge. A shareholder who has redeemed Class B shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares at net asset value with no initial sales charge. A Class C shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of that Fund with credit given for any CDSC paid upon such redemption. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinvestment is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plan. See the Statement of Additional Information for further discussion of waiver provisions.

                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.

    INVESTMENT ACCOUNT. ACCESS transfer agent for the Company and a wholly-owned subsidiary of Van Kampen American Capital, Inc. performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to the Morgan Stanley Fund c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."

    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distribution paid on a class of shares of the Company invested in shares of the same class of any other Fund, so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.

    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

    RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

    EXCHANGE PRIVILEGE. Shares of the Company may be exchanged with shares of the same class of another Participating Fund, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. Shareholders may only exchange into such other Participating Funds as are legally available for sale in their state.

    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days any only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

    Class A shares of Funds that generally impose an initial sales charge are not subject to any sales charge upon exchange into the Fund.

    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The contingent deferred sales charge schedule and conversion schedule applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the Fund from which such share originally was purchased. The holding period of a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the date such exchanged share originally was purchased.

    Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

    A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital, Inc. and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Company will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions have the additional option of establishing a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.

    The CDSC on Class B shares and Class C is waived for withdrawals under the Systematic Withdrawal Plan of a maximum of 1% per month, 3% per quarter, 6% semiannually or 12% annually, of a shareholder's investment in, and any dividends or distributions on, Class B shares of a Fund at the time the Systematic Withdrawal Plan commences. Under this CDSC waiver policy, amounts withdrawn each month will be paid by redeeming first Class B shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If no Class B shares not subject to the CDSC are available, or not enough such shares are available, Class B shares having a CDSC will be redeemed next, beginning with such shares held for the longest period of time (having the lowest CDSC payable upon redemption) and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Under this policy, the least amount of CDSC will be waived by withdrawals under the Systematic Withdrawal Plan.

    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to ACCESS or by calling 1-800-282-4404. A shareholder's bank may charge a fee for this transfer.

                              REDEMPTION OF SHARES

    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than any applicable CDSC) at any time by sending a written request in proper form directly to the Fund c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through a Participating Dealer or by calling the Company. See "Purchase of Shares" for a discussion of applicable CDSC levels.

    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer, a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power an d sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, additional documents may be necessary. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within seven business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

    DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will submit the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received (less any applicable CDSC) by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed will ordinarily be made by check mailed within three business days to the dealer.

    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 282-4404 or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Company will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason, in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address or bank account of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

    REDEMPTION UPON DISABILITY. The Company will waive the contingent deferred sales charge on redemptions following the disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.

    In cases of disability, the contingent deferred sales charges on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

    GENERAL REDEMPTION INFORMATION. The Company may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Directors. At least 60 days' advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

    As described herein under "Purchase of Shares," redemptions of Class B shares or Class C shares are subject to a contingent deferred sales charge. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

    IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

    Reinstatement of net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

    FOR SHARES THAT ARE HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.

TRANSFER OF REGISTRATION

    You may transfer the registration of any of your Company shares to another person by writing to the
Fund c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.

                              VALUATION OF SHARES

    Net asset value is calculated separately for each class of each Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such class of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such classes of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE (currently 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument.

    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

    Although the legal rights of Class A, Class B and Class C shares will be substantially similar, the different expenses borne by each class will result in different net asset values and dividends. Dividends will differ by approximately the amount of the distribution expenses that have accrued for each class. The respective net asset values of Class B shares and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee charged to Class B and Class C shares.

                             PORTFOLIO TRANSACTIONS

    The Adviser and each Sub-Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for the applicable Fund. The Adviser and each Sub-Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the applicable Fund to their clients or who act as agents in the purchase of shares of the Fund for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser and each Sub-Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley") and affiliates of the Adviser and the Sub-Advisers or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.

    Although the objectives of each Fund described herein is not to invest for short-term trading, each Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objectives. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. Each Fund anticipates that its annual portfolio turnover rate will not exceed 100% under normal circumstances but market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High portfolio turnover involves correspondingly greater transaction costs which will be borne directly by a Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund. See "Financial Highlights" above for the Fund's historical portfolio turnover rates.

                            PERFORMANCE INFORMATION

    The Company may from time to time advertise total return of the Funds described herein. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.

    The respective performance figures for Class B shares and Class C shares of the Funds will generally be lower than those for Class A shares of the Funds because of the larger distribution fee charged to Class B shares and Class C shares.

PERFORMANCE OF INVESTMENT SUB-ADVISERS

    MSAM manages portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") which served as models for the Aggressive Equity and Equity Growth Funds. Similarly, the Value and Mid Cap Growth Funds were modeled after portfolios of MAS Funds, which are currently managed by MAS. Each portfolio of MSIF (the "MSIF Portfolios") and MAS Funds (the "MAS Portfolios") has substantially the same investment objective and policies as its corresponding Fund. In addition, the Adviser and the Sub-Advisers intend each of the Funds to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics as the corresponding MSIF or MAS Portfolio. Past investment performance of the MSIF Portfolios and the MAS Portfolios, as shown in the tables below, may be relevant to your consideration of investment in a Fund. The investment performance of the MSIF Portfolios or the MAS Portfolios is not necessarily indicative of future performance of the Funds. Also, the operating expenses of the Funds will be different from, and may be higher than, the operating expenses of the corresponding MSIF or MAS Portfolio. The investment performance of the MSIF Portfolios and MAS Portfolios are provided merely to indicate the experience of the respective Sub-Advisers in managing similar investment portfolios.

    The data set forth below under the heading "Return With Sales Charge" is adjusted, (i) with respect to the Class A shares, to take into account a 5.75% sales charge applicable to purchases of Class A shares of the Funds, (ii) with respect to Class B shares, to take into account the applicable CDSC that is imposed if Class B shares of the Funds are redeemed within the year of their purchase indicated and (iii) with respect to the Class C shares, to take into account a 1.00% CDSC that is imposed if Class C shares of the Funds are redeemed within one year of their purchase. The data set forth below under the heading "Return Without Sales Charge" is not adjusted to take into account such sales charges.

       TOTAL RETURN FOR THE MSIF EQUITY GROWTH PORTFOLIO'S CLASS A SHARES
              (A SEPARATE MUTUAL FUND FROM THE EQUITY GROWTH FUND)
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1996
              (ADJUSTED TO REFLECT STATED SALES LOAD OF THE FUND)

RETURN WITH                                                                                 SINCE
SALES CHARGE                                                   1 YEAR      5 YEARS      INCEPTION(1)
------------------------------------------------------------  ---------  -----------  -----------------
Class A (of 5.75%)..........................................      22.10%      11.32%          10.50%
Class B (of 5.00%)..........................................      22.85%      15.57%          16.25%
Class C (of 1.00%)..........................................      26.85%      17.07%          14.75%


RETURN WITHOUT
SALES CHARGE
------------------------------------------------------------
Class A.....................................................      27.85%      17.07%          16.25%
Class B.....................................................      27.85%      17.07%          16.25%
Class C.....................................................      27.85%      17.07%          16.25%

--------------

(1) Commenced Operations on April 2, 1991.

    The past performance of the MSIF Equity Growth Portfolio is no guarantee of the future performance of the Equity Growth Fund.

      TOTAL RETURN FOR THE MAS FUNDS VALUE PORTFOLIO'S INSTITUTIONAL CLASS
                  (A SEPARATE MUTUAL FUND FROM THE VALUE FUND)
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
              (ADJUSTED TO REFLECT STATED SALES LOAD OF THE FUND)

RETURN WITH                                                                                    SINCE
SALES CHARGE                                         1 YEAR      5 YEARS     10 YEARS      INCEPTION(1)
--------------------------------------------------  ---------  -----------  -----------  -----------------
Class A (of 5.75%)................................      21.31%      20.12%       14.90%          17.12%
Class B (of 5.00%)................................      23.71%      21.41%       15.58%          17.70%
Class C (of 1.00%)................................      27.71%      21.55%       15.58%          17.70%


RETURN WITHOUT
SALES CHARGE
--------------------------------------------------
Class A...........................................      28.71%      21.55%       15.58%          17.70%
Class B...........................................      28.71%      21.55%       15.58%          17.70%
Class C...........................................      28.71%      21.55%       15.58%          17.70%

--------------

(1) Commenced Operations on November 5, 1984.

    The past performance of the MAS Funds Value Portfolio is no guarantee of the future performance of the Value Fund.

 TOTAL RETURN FOR THE MAS FUNDS MID CAP GROWTH PORTFOLIO'S INSTITUTIONAL CLASS
                 (A SEPARATE MUTUAL FUND FROM THE MID CAP FUND)
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
              (ADJUSTED TO REFLECT STATED SALES LOAD OF THE FUND)

RETURN WITH
SALES CHARGE                                       1 YEAR      5 YEARS     10 YEARS    SINCE INCEPTION(1)
------------------------------------------------  ---------  -----------  -----------  -------------------
Class A (of 5.75%)..............................      15.71%      15.47%         N/A            18.75%
Class B (of 5.00%)..............................      17.77%      16.69%         N/A            19.81%
Class C (of 1.00%)..............................      21.77%      16.85%         N/A            19.81%


RETURN WITHOUT
SALES CHARGE
------------------------------------------------
Class A.........................................      22.77%      16.84%         N/A            19.80%
Class B.........................................      22.77%      16.84%         N/A            19.80%
Class C.........................................      22.77%      16.84%         N/A            19.80%

--------------

(1) Commenced Operations on March 30, 1990.

    The past performance of the MAS Funds Mid Cap Growth Portfolio is no guarantee of the future performance of the Mid Cap Growth Fund.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any initial sales charge of the Funds, except that, upon written notice to the Company or by checking off the appropriate box in the Distribution Option Section on the New Account Application, a shareholder may elect to receive dividends and/or distributions in cash. Shares received through reinvestment of dividends and/or distributions will not be subject to any CDSC upon their redemption.

    Each of the Equity Growth and Mid Cap Growth Funds expects to distribute substantially all of its net investment income in the form of annual dividends and each of the Aggressive Equity, American Value, U.S. Real Estate and Value Funds expects to distribute substantially all of its net investment income in the form of quarterly dividends. Net realized gains, if any, will be distributed annually. Confirmations of the purchase of shares of a Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.

    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.

    Because of the higher distribution fee, higher shareholder servicing fee, and any other expenses that may be attributable to the Class B shares and Class C shares of each Fund, the net income attributable to and the dividends payable on Class B shares and Class C shares of a Fund will be lower than the net income attributable to and the dividends payable on Class A shares of the Fund. As a result, the net asset value per share of the classes of a Fund will differ at times. Expenses of the Company allocated to a particular class of shares of a Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

TAX STATUS OF THE FUNDS

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. See also the tax sections in the Statement of Additional Information.

    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to each Fund separately, rather than to the Company as a whole. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

    The Funds intend to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that each will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss less any available capital loss carryforward) which is distributed to its shareholders.

TAX STATUS OF DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain), to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by a Fund attributable to dividends received from shares of domestic corporations will qualify for the dividends-received deduction for corporations.

    Distributions of net capital gains are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gains distributions are not eligible for the corporate dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to avoid liability for federal excise tax.

    Dividends and other Distributions declared in October, November and December by a Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31 of the year declared.

    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis in the redeemed, exchanged or sold shares. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Shareholders may also be subject to state and local taxes on distributions from the Funds.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Company was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Company to issue 27.375 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.

    The shares of each Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund.

    As of July 7, 1997, the Distributor was presumed to "control" the Value Fund based solely on its ownership of 25% or more of the outstanding voting shares of such Fund.

REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.

    In addition, the Company or the Transfer Agent, will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or the Transfer Agent will send the shareholder a confirmation statement showing the same information.

CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the

Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Company and audits its annual financial statements.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MORGAN STANLEY FUND, INC.
          AGGRESSIVE EQUITY, AMERICAN VALUE, EQUITY GROWTH, MID CAP GROWTH, U.S. REAL ESTATE AND VALUE FUNDS
            P.O. BOX 418256, KANSAS CITY, MISSOURI 64141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
    / /  Individual    / /  Joint Tenants    / /  Trust    / /  Gift/Transfer to
Minor                                 / /  Other________________________________

NOTE: Joint tenant registration will be as "joint tenants with right of survivorship" and not as "tenants in common" unless specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For an Individual Retirement Account ("IRA") a different application is required. Please call ACCESS Investor Services, Inc. ("ACCESS") at 800-282-4404 or your investment dealer to obtain the IRA application.

---------------------------------------------    --------------------------------------------------------------------------
Name(s) (PLEASE PRINT)                           Social Security Number(s) or Taxpayer Identification Number(s) ("TIN(s)")

---------------------------------------------    --------------------------------------------------------------------------
Name                                             Telephone Number

---------------------------------------------
Address

---------------------------------------------
City/State/Zip

--------------------------------------------------------------------------------
CONSOLIDATED MAILINGS: If you or your family members own multiple accounts in the Morgan Stanley Fund, Inc., you can prevent duplicate mailings to your address by completing this section.

ACCOUNT NUMBER(S)                                                 NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FUND SELECTION
--------------------------------------------------------------------------------

The minimum initial and subsequent investment is $500 and $25, respectively. Attach a check payable to MORGAN STANLEY FUND, INC. -- Investment Fund name.

Morgan Stanley Aggressive Equity Fund          Class A (474)   $           Class B (574)   $           Class C (674)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley American Value Fund             Class A (453)   $           Class B (553)   $           Class C (653)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley Equity Growth Fund              Class A (468)   $           Class B (568)   $           Class C (668)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley Mid Cap Growth Fund             Class A (469)   $           Class B (569)   $           Class C (669)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley U.S. Real Estate Fund           Class A (457)   $           Class B (557)   $           Class C (657)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley Value Fund                      Class A (467)   $           Class B (567)   $           Class C (667)   $
                                                               ----------                  ----------                  ----------

                                                                           Total Initial Investment: $__________________

NOTE: IF INVESTING BY WIRE, YOU MUST OBTAIN A      A.  By Mail: Enclosed is a check in the amount of $ -----------------------
BANK WIRE CONTROL NUMBER. TO DO SO, PLEASE         payable to Morgan Stanley Fund, Inc.
CALL 800-421-6714.                                 B.  By Wire: A bank wire in the amount of $ ----------------------- has been sent to Morgan Stanley Fund, Inc.
                                                   from -------------------------------        -------------------------------
                                                                Name of Bank                    Wire Control Number

CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares of the same class unless appropriate boxes below are checked:

All Dividends are to be                         / /  reinvested   / /  paid in cash
All Capital Gains are to be                     / /  reinvested   / /  paid in cash

--------------------------------------------------------------------------------
                               ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------

TELEPHONE EXCHANGE AND REDEMPTION                                 AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED
You will automatically have telephone exchange and redemption     ACCOUNT.
privileges for yourself and your investment dealer and appoint    I/We hereby authorize CGFSC to act upon instructions received
ACCESS to act as your agent to act upon instructions received     by telephone to withdraw $1,000 or more from my/our account in
by telephone in order to effect such privileges unless you        Morgan Stanley Fund, Inc. and wire the amount withdrawn to the
mark one or more of the boxes below:                              following commercial bank account.
                No, I/we do not want:                             Title on Bank Account
                                                                  ----------------------------------------------------

                    / /  telephone exchange privileges            Name of Bank
                    / /  telephone redemption privileges          -------------------------------------------------------
                                                                  Bank A.B.A. Number -----------------    Account Number
                                                                  -----------------
      for myself/ourselves or my/our investment dealer.
                                                                  City/State/Zip
                                                                  ------------------------------------------------------------
I/We further acknowledge that it is my/our responsibility to read the Prospectus of any Fund into which I/we exchange.
Morgan Stanley Fund, Inc. will mail redemption proceeds to the
name and address in which my/our fund account is registered                         ATTACH A VOIDED CHECK HERE
unless I check the following box and complete the information at right.  / /
A corporation or partnership must also submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names and titles of officers authorized to act on its behalf.
The Company and the Company's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopying written instructions of transaction requests. Neither the Company nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for following instructions received by telephone that it reasonably believes to be genuine.

--------------------------------------------------------------------------------
                       RIGHTS OF ACCUMULATION (OPTIONAL)
--------------------------------------------------------------------------------

Fund shareholders together with members of their families, may be entitled to reduced sales charges with respect to their purchases of Class A shares of Funds of Morgan Stanley Fund, Inc. sold with an initial sales load ("Funds"). You may also receive a reduced sales charge by completing the Letter of Intent as set forth below as provided in the Prospectus of the Morgan Stanley Fund, Inc. (the "Prospectus"). See the Prospectus for details.

To qualify, you must complete this section, listing all of your accounts including those in your spouse's name, joint accounts and accounts held for your minor children. If you need more space, please attach a separate sheet.

I/We qualify for the Rights of Accumulation initial sales charge discount described in the Prospectus and Statement of Additional Information of Morgan Stanley Fund, Inc.
/ / I/We own Class A shares of more than one Fund of Morgan Stanley Fund, Inc. / / The registration of some of my/our Class A shares differs from that shown on this application. Listed below are the account number(s) and full registration(s) in each case.

LIST OF OTHER ACCOUNTS

ACCOUNT NUMBER(S)                                   NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          LETTER OF INTENT (OPTIONAL)
--------------------------------------------------------------------------------

I/we agree to the Letter of Intent Conditions on the last page of this application.
I/we intend to invest, within a 13-month period beginning on the date hereof (initial purchase date) in Class A shares of the Fund purchased hereunder and the other Fund, an aggregate amount which, together with the value of Class A shares of any of the Funds then owned by me/us, will equal or exceed the amount indicated below:

   / /  $50,000   / /  $100,000  / /  $250,000  / /  $500,000  / /  $1,000,000
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)   / /  Yes   / /  No     Not Available for
IRAs
--------------------------------------------------------------------------------

Available to shareholders with account balances of $5,000 or more for quarterly, semi-annual or annual withdrawals; $10,000 for monthly withdrawals. I/We hereby authorize ACCESS to redeem the necessary number of shares from my/our Morgan Stanley Fund, Inc. Account on the designated dates in order to make the following periodic payments:

      / /  Monthly      / /  Quarterly      / /  Semiannually      / /  Annually

(This request for participation in the Systematic Withdrawal Plan must be received by the 18th day of the month in which you wish withdrawals to begin. Redemptions of shares to make the payments elected above will occur on the 25th day of the month prior to payment, or if such day is not a business day, then the next preceding business day.)

Withdrawal ($25 minimum) from:

                                                                                         Amount of
Fund Name                                                                                Each Check         Or          %*

----------------------------------   Class   :  ----------   Code   :   ----------   $ ----------------             --------%

----------------------------------   Class   :  ----------   Code   :   ----------   $ ----------------             --------%

----------------------------------   Class   :  ----------   Code   :   ----------   $ ----------------             --------%

Please make check payable to:                   Recipient ---------------------------------------------------------
 (to be completed only if                       Street Address ---------------------------------------------------
 redemption proceeds to be paid to              City, State, Zip Code ---------------------------------------------
 other than account holder of
 record or mailed to address other
 than address of record)

*With the systematic withdrawal plan, a maximum of 12% per year may be withdrawn from Class B accounts without being subject to a CDSC.

--------------------------------------------------------------------------------
                      AUTOMATIC INVESTMENT PLAN (OPTIONAL)
--------------------------------------------------------------------------------

I/We hereby authorize ACCESS to debit my/our personal checking account on the designated dates in order to purchase shares in the Funds indicated below at the applicable public offering price determined on that day.

Start
----------------------------------------------

          (month, day, year)

Amount of each debit (minimum $25) to be invested as follows:

Fund Name

----------------------------------------  Class   :  ----------   Code   :   ----------   $ -------------------------------
----------------------------------------  Class   :  ----------   Code   :   ----------   $ -------------------------------
----------------------------------------  Class   :  ----------   Code   :   ----------   $ -------------------------------

NOTE: A completed Bank Authorization Form (see below) and a voided personal check MUST accompany this Automatic Investment Plan application.

 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN--BANK AUTHORIZATION
--------------------------------------------------------------------------------

-----------------------------------------   -----------------------------------------   -----------------------------------------
Bank Name                                   Bank Address                                Bank Account Number

I/We authorize you, the above named bank, to debit my/our account for amounts drawn by Access Investor Services, Inc., acting as my/our agent for the purchase of Shares of Morgan Stanley Fund, Inc. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

------------------------------------------                    ------------------------------------------
Account Holder's Name                                         Joint Account Holder's Name

X -----------------------------------------  -------------    X -----------------------------------------  -------------
                 Signature                   Date                              Signature                   Date

--------------------------------------------------------------------------------
                           AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------

BY SIGNING THIS APPLICATION, I/WE HEREBY CERTIFY UNDER PENALTIES OF PERJURY THAT THE INFORMATION ON THIS APPLICATION IS COMPLETE AND CORRECT AND THAT AS REQUIRED BY FEDERAL LAW (PLEASE CHECK APPLICABLE BOXES BELOW):

/ / U.S. CITIZEN(S)/TAXPAYER(S):

/ / I/WE CERTIFY THAT (1) THE NUMBER(S) SHOWN ABOVE ON THIS FORM IS/ARE THE CORRECT SSN(S) OR TIN(S) AND (2) I/WE ARE NOT SUBJECT TO ANY BACKUP WITHHOLDING EITHER BECAUSE (A) I/WE ARE EXEMPT FROM BACKUP WITHHOLDING, OR
     (B) I/WE HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I/WE ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME/US THAT I AM/WE ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.

/ / IF NO TIN(S) OR SSN(S) HAS/HAVE BEEN PROVIDED ABOVE, I/WE HAVE APPLIED, OR INTEND TO APPLY, TO THE IRS OR THE SOCIAL SECURITY ADMINISTRATION FOR A TIN OR A SSN, AND I/WE UNDERSTAND THAT IF I/WE DO NOT PROVIDE EITHER NUMBER TO ACCESS WITHIN 60 DAYS OF THE DATE OF THIS APPLICATION OR IF I/WE FAIL TO FURNISH MY/OUR CORRECT SSN OR TIN, I/WE MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP WITHHOLDING ON DISTRIBUTIONS AND REDEMPTION PROCEEDS. (PLEASE PROVIDE EITHER NUMBER ON IRS FORM W-9). YOU MAY REQUEST SUCH FORM BY CALLING ACCESS AT 800-282-4404.

/ / NON-U.S. CITIZEN(S)/TAXPAYER(S):

INDICATED COUNTRY OF RESIDENCE FOR TAX PURPOSES:_______________

UNDER PENALTIES OF PERJURY, I/WE CERTIFY THAT I/WE ARE NOT U.S. CITIZENS OR RESIDENTS AND I/WE ARE EXEMPT FOREIGN PERSONS AS DEFINED BY THE INTERNAL REVENUE SERVICE.

I/We represent that I am/we are of legal age and capacity to purchase shares of the Morgan Stanley Fund, Inc. I/We understand that unless otherwise indicated in this application, my/our investment dealer and I/we will automatically receive telephone exchange and redemption privileges and that Morgan Stanley Fund, Inc. and ACCESS and their directors, officers and employees will not be liable for any loss, liability, cost or expense incurred for acting upon instructions believed to be authentic and in accordance with the procedures set forth in the Prospectus. I/We have received, read and carefully reviewed a copy of the Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Company nor the Distributor is a bank and that Fund shares are not backed or guaranteed by any bank or insured by the FDIC.
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

X ---------------------------------------------------------------------------------  Date ---------------------
 Owner Signature
X ---------------------------------------------------------------------------------  Date ---------------------
 Owner Signature

Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.)

NOTE: THE FOLLOWING SECTION SHOULD BE COMPLETED ONLY IF YOU ARE INVESTING IN THE
      MORGAN STANLEY FUND, INC. THROUGH A PARTICIPATING DEALER (AN INVESTMENT DEALER).

FOR USE BY AUTHORIZED AGENT (PARTICIPATING DEALER) ONLY

We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Morgan Stanley & Co. Incorporated or Van Kampen American Capital Distributors, Inc. and with the Prospectus and Statement of Additional Information of the Company. We agree to notify ACCESS of any purchases made under the Letter of Intent or Rights of Accumulation.

-------------------------------------------------------   -------------------------------------------------------
Investment Dealer's Name                                  Representative's Name

-------------------------------------------------------   -------------------------------------------------------
Branch Number                                             Representative's Telephone Number

-------------------------------------------------------
Branch Address

-------------------------------------------------------
City/State/Zip Code

-------------------------------------------------------   -------------------------------------------------------
Branch Telephone Number                                   Investment Dealer's Authorized Signature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                            ------------------------

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
Fund Expenses.........................................................    2

Prospectus Summary....................................................    9

Investment Objectives and Policies....................................   13

Additional Investment Information.....................................   19

Investment Limitations................................................   29

Management of the Company.............................................   29

Purchase of Shares....................................................   35

Shareholder Services..................................................   43

Redemption of Shares..................................................   47

Valuation of Shares...................................................   49

Portfolio Transactions................................................   50

Performance Information...............................................   51

Dividends and Distributions...........................................   53

Taxes.................................................................   54

General Information...................................................   55

Appendix A............................................................  A-1

New Account Application

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND
                                 MORGAN STANLEY
                              AMERICAN VALUE FUND
                                 MORGAN STANLEY
                               EQUITY GROWTH FUND
                                 MORGAN STANLEY
                              MID CAP GROWTH FUND
                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND
                                 MORGAN STANLEY
                                   VALUE FUND

                               PORTFOLIOS OF THE

                                 MORGAN STANLEY
                                   FUND, INC.

                                  COMMON STOCK
                               ($.001 PAR VALUE)

                                ---------------
                                   PROSPECTUS
                                ---------------

                               INVESTMENT ADVISER

                                   VAN KAMPEN
                                    AMERICAN
                               CAPITAL INVESTMENT
                                 ADVISORY CORP.

                                  DISTRIBUTOR

                              VAN KAMPEN AMERICAN
                           CAPITAL DISTRIBUTORS, INC.

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